                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, Allmerica Financial Life Insurance and Annuity Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

------------------------------------------------------------------------------------------------------------------------------
FUNDS AVAILABLE UNDER                      SEPARATE ACCOUNTS                           POLICIES FUNDED BY THE
THE POLICIES                               UTILIZING THE FUNDS                         SEPARATE ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund         Fulcrum Account of First Allmerica          A3025-96GRC
AIM V.I. Value Fund                        Financial Life Insurance Company
AIM V.I. Growth Fund
AIM V.I. International Equity Fund
AIM V.I. Value Equity Fund
AIM V.I. High Yield Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Aggressive Growth Fund
AIM V.I. Blue Chip Fund
                                           -----------------------------------------------------------------------------------

                                           FUVUL Separate Account of First             1036.NY-99GRC
                                           Allmerica Financial Life Insurance
                                           Company

                                           -----------------------------------------------------------------------------------
                                           Separate Account VA-K(Delaware)             Delaware Medallion; Delaware
                                           of First Allmerica Financial Life           Golden Medallion; A3030-99
                                           Insurance Company
                                           -----------------------------------------------------------------------------------
                                           Separate Account VA-K of First              A3030-99; Agency Replacement
                                           Allmerica Financial Life Insurance
                                           Company
------------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:
                 --------------------
                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest:                                      By:
       --------------------------------             ----------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


(SEAL)
                                             A I M DISTRIBUTORS, INC.


Attest:                                      By:
       --------------------------------             ----------------------------
Name:  Nancy L. Martin                       Name:  Michael J. Cemo
Title: Assistant Secretary                   Title: President


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


(SEAL)


                                             FIRST ALLMERICA FINANCIAL LIFE
                                             INSURANCE COMPANY



Attest:                                      By:
       --------------------------------             ----------------------------

Name:                                        Name:
       --------------------------------             ----------------------------

Title:                                       Title:
       --------------------------------             ----------------------------


(SEAL)


                                             ALLMERICA INVESTMENTS, INC.



Attest:                                      By:
       --------------------------------             ----------------------------

Name:                                        Name:
       --------------------------------             ----------------------------

Title:                                       Title:
       --------------------------------             ----------------------------


(SEAL)




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